Exhibit 99.1

Hess Reports Estimated Results for the Fourth Quarter of 2009

Fourth Quarter Highlights:

  Net Income was $358 million compared with a loss of $74 million in the fourth quarter 2008
  Oil and gas production was 415,000 barrels per day, up from 379,000 in the fourth quarter 2008
  Capital and exploratory expenditures were $992 million, down from $1,250 million in the fourth quarter 2008
  Year end total proved reserves were 1,437 million barrels; reserve replacement for 2009 was 103 percent

NEW YORK--(BUSINESS WIRE)--January 27, 2010--Hess Corporation (NYSE: HES) reported net income of $358 million for the fourth quarter of 2009 compared with a net loss of $74 million for the fourth quarter of 2008. The after-tax results by major operating activity were as follows:

	Three Months Ended		Year Ended
	December 31, (unaudited)		December 31, (unaudited)
	2009	2008	2009	2008
	(In millions, except per share amounts)
Exploration and Production	$494	$(125)	$1,042	$2,423
Marketing and Refining	17	152	127	277
Corporate	(97)	(59)	(205)	(173)
Interest expense	(56)	(42)	(224)	(167)

Net income (loss) attributable to Hess Corporation	$358	$(74)	$740	$2,360

Net income (loss) per share (diluted)	$1.10	$(.23)	$2.27	$7.24

Weighted average number of shares (diluted)	326.4	322.9	326.0	325.8

Note: See the following page for a table of items affecting comparability of earnings between periods.

Exploration and Production earnings were $494 million in the fourth quarter of 2009 compared with a loss of $125 million in the fourth quarter of 2008. The Corporation’s oil and gas production was 415,000 barrels of oil equivalent per day in the fourth quarter of 2009, an increase of 9.5% from the fourth quarter of 2008. The Corporation’s average worldwide crude oil selling price, including the effect of hedging, was $63.74 per barrel in the fourth quarter of 2009 compared with $45.00 per barrel in the fourth quarter of 2008. The Corporation’s average worldwide natural gas selling price was $5.19 per Mcf in the fourth quarter of 2009 compared with $6.26 per Mcf in the fourth quarter of 2008.

Oil and gas proved reserves were 1,437 million barrels of oil equivalent at the end of 2009, compared to 1,432 million barrels at the end of 2008. During 2009, the Corporation added 157 million barrels of oil equivalent to proved reserves. These additions, which are subject to final review, replaced approximately 103 percent of the Corporation’s 2009 production, resulting in a reserve life of 9.5 years.

Marketing and Refining earnings were $17 million in the fourth quarter of 2009 compared with $152 million in the fourth quarter of 2008. Refining operations generated a loss of $40 million in the fourth quarter of 2009 compared with income of $27 million in the fourth quarter of 2008, as a result of lower refining margins. Marketing earnings were $45 million in the fourth quarter of 2009 compared with $138 million in the fourth quarter of 2008, primarily due to lower margins. Trading activities produced income of $12 million in the fourth quarter of 2009 and a loss of $13 million in the fourth quarter of 2008.

The following table reflects the total after-tax impact of items affecting comparability of earnings between periods (in millions):

	Three Months Ended		Year Ended
	December 31,		December 31,
	2009	2008	2009	2008
Exploration and Production	$-	$(26)	$45	$(26)
Marketing and Refining	-	-	12	-
Corporate	(44)	-	(60)	-
	$(44)	$(26)	$(3)	$(26)

In the fourth quarter of 2009, the Corporation recorded after-tax charges of $34 million related to the repurchase of $546 million of bonds that were scheduled to mature in 2011 and $10 million for pension plan settlements related to employee retirements.

Net cash provided by operating activities was $1,271 million in the fourth quarter of 2009 compared with $493 million in the fourth quarter of 2008. Capital and exploratory expenditures were $992 million in the fourth quarter of 2009, of which $957 million related to Exploration and Production operations. Capital and exploratory expenditures for the fourth quarter of 2008 amounted to $1,250 million, of which $1,160 million related to Exploration and Production operations.

At December 31, 2009, cash and cash equivalents totaled $1,362 million compared with $908 million at December 31, 2008. Total debt was $4,467 million at December 31, 2009 and $3,955 million at December 31, 2008. The Corporation’s debt to capitalization ratio at December 31, 2009 was 24.8 percent compared with 24.2 percent at the end of 2008.

Hess Corporation will review fourth quarter financial and operating results and other matters on a webcast at 10 a.m. today. For details on the event, refer to the Investor Relations section of our website at www.hess.com.

Hess Corporation, with headquarters in New York, is a leading global independent energy company engaged in the exploration for and production of crude oil and natural gas, as well as in refining and marketing refined petroleum products, natural gas and electricity. More information on Hess Corporation is available at www.hess.com.

Forward Looking Statements

Certain statements in this release may constitute "forward-looking statements" within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended. Forward-looking statements are subject to known and unknown risks and uncertainties and other factors which may cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, uncertainties inherent in the measurement and interpretation of geological, geophysical and other technical data.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES SUPPLEMENTAL FINANCIAL DATA (UNAUDITED) (IN MILLIONS OF DOLLARS)

	Fourth	Fourth	Third
	Quarter	Quarter	Quarter
	2009	2008	2009
Income Statement (*)
Revenues and Non-operating Income
Sales (excluding excise taxes) and other operating revenues	$8,678	$7,380	$7,270
Equity in income (loss) of HOVENSA L.L.C.	(64)	21	(49)
Other, net	(56)	(153)	163

Total revenues and non-operating income	8,558	7,248	7,384

Costs and Expenses
Cost of products sold (excluding items shown separately below)	6,005	5,361	5,069
Production expenses	492	451	460
Marketing expenses	266	259	240
Exploration expenses, including dry holes
and lease impairment	157	258	167
Other operating expenses	49	55	43
General and administrative expenses	203	194	148
Interest expense	91	67	97
Depreciation, depletion and amortization	584	598	626

Total costs and expenses	7,847	7,243	6,850

Income before income taxes	711	5	534
Provision for income taxes	341	85	182

Net income (loss)	370	(80)	352
Less: Net income (loss) attributable to noncontrolling interests	12	(6)	11
Net income (loss) attributable to Hess Corporation	$358	$(74)	$341

Supplemental Income Statement Information
Foreign currency gains (losses), after-tax	$(10)	$(84)	$3
Capitalized interest	2	3	1

Cash Flow Information (*)
Net cash provided by operating activities (**)	$1,271	$493	$534

Capital and Exploratory Expenditures
Exploration and Production
United States	$392	$519	$198
International	565	641	448

Total Exploration and Production	957	1,160	646
Marketing, Refining and Corporate	35	90	22

Total Capital and Exploratory Expenditures	$992	$1,250	$668

Exploration expenses charged to income included above
United States	$22	$49	$22
International	45	45	42

	$67	$94	$64

(*) Reflects the retrospective adoption of a new accounting standard for noncontrolling interests in consolidated subsidiaries
(**) Includes changes in working capital

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES SUPPLEMENTAL FINANCIAL DATA (UNAUDITED) (IN MILLIONS OF DOLLARS)

	Year Ended December 31,
	2009	2008
Income Statement (*)
Revenues and Non-operating Income
Sales (excluding excise taxes) and other operating revenues	$29,614	$41,134
Equity in income (loss) of HOVENSA L.L.C.	(229)	44
Other, net	184	(115)

Total revenues and non-operating income	29,569	41,063

Costs and Expenses
Cost of products sold (excluding items shown separately below)	20,961	29,567
Production expenses	1,805	1,872
Marketing expenses	1,008	1,025
Exploration expenses, including dry holes
and lease impairment	829	725
Other operating expenses	183	209
General and administrative expenses	647	672
Interest expense	360	267
Depreciation, depletion and amortization	2,254	2,029

Total costs and expenses	28,047	36,366

Income before income taxes	1,522	4,697
Provision for income taxes	715	2,340

Net income	807	2,357
Less: Net income (loss) attributable to noncontrolling interests	67	(3)
Net income attributable to Hess Corporation	$740	$2,360

Supplemental Income Statement Information
Foreign currency gains (losses), after-tax	$(11)	$(82)
Capitalized interest	6	7

Cash Flow Information (*)
Net cash provided by operating activities (**)	$3,046	$4,688

Capital and Exploratory Expenditures
Exploration and Production
United States	$1,200	$2,164
International	1,927	2,477

Total Exploration and Production	3,127	4,641
Marketing, Refining and Corporate	118	187

Total Capital and Exploratory Expenditures	$3,245	$4,828

Exploration expenses charged to income included above
United States	$144	$211
International	183	179

	$327	$390

(*) Reflects the retrospective adoption of a new accounting standard for noncontrolling interests in consolidated subsidiaries
(**) Includes changes in working capital

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES SUPPLEMENTAL FINANCIAL DATA (UNAUDITED) (IN MILLIONS OF DOLLARS)

	December 31,	December 31,
	2009	2008
Balance Sheet Information

Cash and cash equivalents	$1,362	$908
Other current assets	6,625	6,424
Investments	913	1,127
Property, plant and equipment – net	16,627	16,271
Other long-term assets	3,892	3,859
Total assets	$29,419	$28,589

Current maturities of long-term debt	$148	$143
Other current liabilities	6,702	7,587
Long-term debt	4,319	3,812
Other long-term liabilities	4,722	4,656
Total equity excluding other comprehensive income (loss)	15,203	14,399
Accumulated other comprehensive income (loss)	(1,675)	(2,008)
Total liabilities and equity	$29,419	$28,589

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED) (IN MILLIONS OF DOLLARS)

	Fourth Quarter 2009
	United
	States	International	Total
Sales and other operating revenues	$587	$1,626	$2,213
Other, net	-	(3)	(3)

Total revenues and non-operating income	587	1,623	2,210
Costs and expenses
Production expenses, including related taxes	104	388	492
Exploration expenses, including dry holes
and lease impairment	77	80	157
General, administrative and other expenses	33	40	73
Depreciation, depletion and amortization	165	397	562

Total costs and expenses	379	905	1,284

Results of operations before income taxes	208	718	926
Provision for income taxes	79	353	432

Results of operations attributable to Hess Corporation	$129	$365	$494

	Fourth Quarter 2008
	United
	States	International	Total
Sales and other operating revenues	$199	$1,264	$1,463
Other, net	-	(165)	(165)

Total revenues and non-operating income	199	1,099	1,298
Costs and expenses
Production expenses, including related taxes	106	345	451
Exploration expenses, including dry holes
and lease impairment	78	180	258
General, administrative and other expenses	50	32	82
Depreciation, depletion and amortization	63	514	577

Total costs and expenses	297	1,071	1,368

Results of operations before income taxes	(98)	28	(70)
Provision (benefit) for income taxes	(37)	92	55

Results of operations attributable to Hess Corporation	$(61)	$(64)	$(125)

	Third Quarter 2009
	United
	States	International	Total
Sales and other operating revenues	$499	$1,293	$1,792
Other, net	137	8	145

Total revenues and non-operating income	636	1,301	1,937
Costs and expenses
Production expenses, including related taxes	106	354	460
Exploration expenses, including dry holes
and lease impairment	56	111	167
General, administrative and other expenses	37	28	65
Depreciation, depletion and amortization	176	426	602

Total costs and expenses	375	919	1,294

Results of operations before income taxes	261	382	643
Provision for income taxes	99	147	246

Results of operations attributable to Hess Corporation	$162	$235	$397

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED) (IN MILLIONS OF DOLLARS)

	Year Ended December 31, 2009
	United
	States	International	Total
Sales and other operating revenues	$1,611	$5,224	$6,835
Other, net	132	75	207

Total revenues and non-operating income	1,743	5,299	7,042
Costs and expenses
Production expenses, including related taxes	431	1,374	1,805
Exploration expenses, including dry holes
and lease impairment	383	446	829
General, administrative and other expenses	130	125	255
Depreciation, depletion and amortization	503	1,664	2,167

Total costs and expenses	1,447	3,609	5,056

Results of operations before income taxes	296	1,690	1,986
Provision for income taxes	114	830	944

Results of operations attributable to Hess Corporation	$182	$860	$1,042

	Year Ended December 31, 2008
	United
	States	International	Total
Sales and other operating revenues	$1,652	$8,154	$9,806
Other, net	9	(176)	(167)

Total revenues and non-operating income	1,661	7,978	9,639
Costs and expenses
Production expenses, including related taxes	373	1,499	1,872
Exploration expenses, including dry holes
and lease impairment	305	420	725
General, administrative and other expenses	159	143	302
Depreciation, depletion and amortization	238	1,714	1,952

Total costs and expenses	1,075	3,776	4,851

Results of operations before income taxes	586	4,202	4,788
Provision for income taxes	226	2,139	2,365

Results of operations attributable to Hess Corporation	$360	$2,063	$2,423

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	Fourth	Fourth	Third
	Quarter	Quarter	Quarter
	2009	2008	2009
Operating Data
Net Production Per Day (in thousands)
Crude oil - barrels
United States	76	27	73
Europe	86	84	83
Africa	105	129	124
Asia and other	15	11	17
Total	282	251	297

Natural gas liquids - barrels
United States	12	8	12
Europe	3	5	2
Asia and other	1	-	-
Total	16	13	14

Natural gas - mcf
United States	97	61	105
Europe	147	241	120
Asia and other	456	386	429
Total	700	688	654
Barrels of oil equivalent	415	379	420

Average Selling Price
Crude oil - per barrel (including hedging)*
United States	$ 70.61	$ 48.90	$ 63.79
Europe	58.07	46.77	47.34
Africa	61.67	42.93	54.97
Asia and other	74.59	40.39	67.49
Worldwide	63.74	45.00	56.07

Crude oil - per barrel (excluding hedging)
United States	$ 70.61	$ 48.90	$ 63.79
Europe	58.07	46.77	47.34
Africa	74.41	49.90	67.27
Asia and other	74.59	40.39	67.49
Worldwide	68.50	48.31	61.42

Natural gas liquids - per barrel
United States	$ 47.12	$ 36.83	$ 36.05
Europe	59.31	44.05	43.53
Asia and other	57.40	-	44.74
Worldwide	50.21	39.00	37.27

Natural gas - per mcf (including hedging)*
United States	$ 3.83	$ 5.56	$ 2.65
Europe	4.82	8.46	4.38
Asia and other	5.60	4.99	5.12
Worldwide	5.19	6.26	4.60

Natural gas - per mcf (excluding hedging)
United States	$ 3.83	$ 5.56	$ 2.65
Europe	4.82	8.62	4.38
Asia and other	5.60	4.99	5.12
Worldwide	5.19	6.32	4.60

* The after-tax losses from hedging activities were $88 million in the fourth quarter of 2009, $46 million in the fourth quarter of 2008 and $84 million in the third quarter of 2009.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	Year Ended December 31,
	2009	2008
Operating Data
Net Production Per Day (in thousands)
Crude oil - barrels
United States	60	32
Europe	83	83
Africa	120	124
Asia and other	16	13
Total	279	252

Natural gas liquids - barrels
United States	11	10
Europe	3	4
Asia and other	-	-
Total	14	14

Natural gas - mcf
United States	93	78
Europe	151	255
Asia and other	446	356
Total	690	689
Barrels of oil equivalent	408	381

Average Selling Price
Crude oil - per barrel (including hedging)*
United States	$60.67	$96.82
Europe	47.02	78.75
Africa	48.91	78.72
Asia and other	63.01	97.07
Worldwide	51.62	82.04

Crude oil - per barrel (excluding hedging)
United States	$60.67	$96.82
Europe	47.02	78.75
Africa	60.79	93.57
Asia and other	63.01	97.07
Worldwide	56.74	89.23

Natural gas liquids - per barrel
United States	$36.57	$64.98
Europe	43.23	74.63
Asia and other	46.48	-
Worldwide	38.47	67.61

Natural gas - per mcf (including hedging)*
United States	$3.36	$8.61
Europe	5.15	9.44
Asia and other	5.06	5.24
Worldwide	4.85	7.17

Natural gas - per mcf (excluding hedging)
United States	$3.36	$8.61
Europe	5.15	9.79
Asia and other	5.06	5.24
Worldwide	4.85	7.30

* The after-tax losses from hedging activities were $337 million for the year ended December 31, 2009 and $423 million for the year ended December 31, 2008.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES MARKETING AND REFINING SUPPLEMENTAL FINANCIAL AND OPERATING DATA (UNAUDITED)

		Fourth	Fourth	Third
		Quarter	Quarter	Quarter
		2009	2008	2009
Financial Information (in millions of dollars)

Marketing and Refining Results
Income before income taxes		$16	$241	$29
Provision (benefit) for income taxes		(1)	89	(9)
Results of operations attributable to Hess Corporation		$17	$152	$38

Summary of Marketing and Refining Results
Refining		$(40)	$27	$(3)
Marketing		45	138	35
Trading		12	(13)	6
Results of operations attributable to Hess Corporation		$17	$152	$38

Operating Data (barrels and gallons in thousands)

Refined Product Sales (barrels per day)
Gasoline		241	225	253
Distillates		149	154	113
Residuals		67	62	51
Other		38	36	26
Total		495	477	443

Refinery Throughput (barrels per day)
HOVENSA - Crude runs		371	392	384
HOVENSA - Hess 50% share		185	196	192
Port Reading		61	64	65

Refinery Utilization	Refinery Capacity
HOVENSA	(barrels per day)
Crude	500	74.1%	78.4%	76.9%
FCC	150	55.5%	70.5%	82.9%
Coker	58	75.8%	73.5%	78.9%
Port Reading	70	87.3%	92.0%	92.2%

Retail Marketing
Number of retail stations (a)		1,357	1,366	1,353
Convenience store revenue (in millions of dollars) (b)		$296	$258	$313
Average gasoline volume per station (gallons per month) (b)		196	200	202

(a) Includes company operated, Wilco-Hess, dealer and branded retailer.
(b) Company operated only.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES MARKETING AND REFINING SUPPLEMENTAL FINANCIAL AND OPERATING DATA (UNAUDITED)

		Year Ended December 31,
		2009	2008
Financial Information (in millions of dollars)

Marketing and Refining Results
Income before income taxes		$151	$439
Provision for income taxes		24	162
Results of operations attributable to Hess Corporation		$127	$277

Summary of Marketing and Refining Results
Refining		$(87)	$73
Marketing		168	240
Trading		46	(36)
Results of operations attributable to Hess Corporation		$127	$277

Operating Data (barrels and gallons in thousands)

Refined Product Sales (barrels per day)
Gasoline		236	234
Distillates		134	143
Residuals		67	56
Other		36	39
Total		473	472

Refinery Throughput (barrels per day)
HOVENSA - Crude runs		402	441
HOVENSA - Hess 50% share		201	221
Port Reading		63	64

Refinery Utilization	Refinery Capacity
HOVENSA	(barrels per day)
Crude	500	80.3%	88.2%
FCC	150	70.2%	72.7%
Coker	58	81.6%	92.4%
Port Reading	70	90.2%	90.7%

Retail Marketing
Number of retail stations (a)		1,357	1,366
Convenience store revenue (in millions of dollars) (b)		$1,164	$1,051
Average gasoline volume per station (gallons per month) (b)		201	207

(a) Includes company operated, Wilco-Hess, dealer and branded retailer.
(b) Company operated only.

CONTACT:
Hess Corporation
Investors:
Jay Wilson, 212-536-8940
or
Media:
Jon Pepper, 212-536-8550